Exhibit 99.1

BlockchAIn Digital Infrastructure Inc. Power First Compute Infrastructure Investor Presentation May 2026 NYSE: AIB

Forward-Looking Statements BlockchAIn | NYSE: AIB This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expectations, plans and prospects of BlockchAIn Digital Infrastructure, Inc. (AIB), such as anticipated financial performance, growth strategy, data center development, power capacity, and potential commercial opportunities. These statements are based on current assumptions and are subject to risk and uncertainties that could cause actual results to differ materially, including AIB's ability to execute its business plan, secure and develop infrastructure and power resources, enter into definitive agreements, and general economic, market, regulatory and business conditions as well as the risks described in AIB's filings with the U.S. Securities and Exchange Commission. This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect AIB or any of its subsidiaries. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute financial investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by AIB or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information (including as to the accuracy, completeness or reasonableness of statements, estimates, targets, projections, assumptions or judgments) in this presentation or in any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible investment and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. AIB disclaims any duty to update the information contained in this presentation.

3 T A B L E O F C O N T E N T S Presentation Overview 0 1 Company Overview Market opportunity, solution platform, and strategic positioning 0 2 Operating Footprint Site pipeline, infrastructure, and differentiation 0 3 Growth & Economics Platform economics, valuation, investment thesis 0 4 Capital Structure GP/LP development model, 10 MW site example 0 5 Financial Statements Q1 Results 2026 as filed in Form 10-Q 0 6 Summary & Focus Forward Affirmation of the road ahead BlockchAIn | NYSE: AIB

4 1 Company Overview Platform, solution platform, and strategic positioning BlockchAIn | NYSE: AIB

CORPORATE OVERVIEW

The Pure-Play AI Data Center Developer, Powered by Secured Energy

Power-First Infrastructure

ESA-backed sites, grid-tied for available generation and transmission.

AI-Optimized Design

150 kW/rack liquid cooling, N+1 redundancy, 9–10 month delivery.

Owner-Agnostic Platform

Tenants bring their own GPUs — NNN leases, no hardware risk

Possibly the only sub-$100M cap AI data center company with a 395 MW power pipeline

~40 MW	~90 MW	~395 MW	$400M+ TCV
Live & Cash-Flowing	Under Development	Pipeline by 20279	LOI executed for build-to-suit capacity

BlockchAIn | NYSE: AIB

COMPANY OVERVIEW | MARKET BACKDROP & AIB RESPONSE BlockchAIn | NYSE: AIB THE MARKET BACKDROP Why power-secured infrastructure is the defining constraint of the AI era 21% Data Center Power Demand CAGR 11% U.S. Grid Share by 2030 $720B Grid Investment Needed U.S. DATA CENTER CAPACITY (GW) 2023 10 GW 2024 12 GW 2025 15.5 GW 2030E 95 GW Grid additions growing at ~2-3% annually vs 21% demand CAGR Source: JLL North America DC Report YE2025; Goldman Sachs Research 2026 AIB'S RESPONSE · SINCE LISTING MARCH 2026 March 17, 2026 NYSE American Listing BlockchAIn commences trading under AIB on NYSE American. March 17, 2026 20 MW LOI — $400M+ TCV LOI with global cloud provider for build-to-suit facility — proof of contracted demand against secured power. March 31, 2026 · FY2025 Results FY2025 Financial Results $18.5M revenue, $1.7M Adj. EBITDA, zero traditional debt, 79% of total assets in property, equipment, and goodwill. May 12, 2026 Key Construction Appointment Christopher Iannacone named Director of Construction Execution — former Amazon Director of PM, 3+ GW of data center oversight. May 15, 2026 · Q1 2026 Results Q1 2026 Financial Results Revenue +9% YoY, operating cash flow tripled, $27.2M stockholders equity, zero traditional debt.

BlockchAIn | NYSE: AIB NYSE: AI C O M P A N Y O V E R V I E W Path to Success: 3 keys Drive Every Decision at BlockchAIn 0 1 — P O W E R Power We secure executed utility agreements before breaking ground — targeting markets with available generation and transmission capacity, the critical bottleneck limiting AI growth. 0 2 — P I P E L I N E Pipeline 25 MW of signed non-binding LOIs, which could translate into $500M+ in potential long-term contract value — demand is outpacing capacity. 0 3 — P E O P L E People Our team has delivered 3GW+ of data center construction and closed $256M+ in hyperscale deals — with deep expertise across power, capital markets, and real estate to execute at scale.

LEADERSHIP

Seasoned Management Team

$40B+ TOTAL INFRA REAL ESTATE TRANSACTIONS

3GW+ TOTAL DATA CENTER CONSTRUCTION EXPERIENCE



Jerry Tang

Chief Executive Officer

Senior executive at a top 20 global bank with $40B+ in deals



Jolienne Halisky

Chief Financial Officer

CPA with 20+ years of senior finance roles at Deloitte, Siemens Energy, and Weatherford



Eyal Rozen

Chief Operating Officer

Former Head of Sales, Nebius EMEA — AI cloud infrastructure



Gary Heitz

VP of Sales

$256M+ hyperscale deals, 40MW+ sold — former Google and Dell sales executive



Amanda Klier

Director of Operations

Tax Attorney at Deloitte (REIT transactions); former GE Capital Real Estate and GE Energy



Christopher Iannacone

Director of Construction Execution

3GW+ of data center construction for AWS

BlockchAIn | NYSE: AIB

Note: References to third-party companies reflect the prior professional experience of certain management, not affiliation with AIB

9 2 Operating Footprint Site pipeline, infrastructure, and differentiation BlockchAIn | NYSE: AIB

PIPELINE & OPERATING FOOTPRINT

Path to Growth

LIVE

(CLT01)

40 MW

Operational & Cash-Flowing

Current: 20 MW transitioning to AI data halls, with ~25 MW additional upgrade capacity

Pipeline: 100 MW AI GPU hosting site expected to be ready Q2 2028

BUILDING

(MSP)

25 MW

Site Owned, Interconnection In Progress

Current: OBC-owned site targeting 25 MW of power delivery by Q4 2026

PIPELINE

(US)

395 MW

Three Sites in Active Development

DFW01: 20 MW data mining site in due diligence — Q4 2026

DFW02: 75 MW AI GPU hosting site at LOI redline — Q3 2027

DFW03: 200 MW AI GPU hosting opportunity, early engagement — Q3 2028

CLT02: 100 MW capacity site for AI GPU hosting — Q2 2028

Trajectory: ~460 MW total contracted + pipeline capacity across three regions

BlockchAIn | NYSE: AIB

10

OPERATING FOOTPRINT

AI-Optimized, Modular Data Centers

CLT01 — LIVE

~50 MW Energized & Contracted | Cash Flowing

MSP — BUILDING

25 MW | Site Owned | Interconnection In Progress

CLT01 — UNDER LOI

25 MW | CLT01 Site Conversion | Energized

- Modular construction for phased deployment
- Designed for liquid-cooled AI workloads
- Supports high rack densities and upgrades
- Reduces build time and execution risk
- Early positioning in underserved power regions
- Cash-flowing base with expansion optionality

BlockchAIn | NYSE: AIB

OPERATING FOOTPRINT AI DATA CENTER · CLT-01

NYSE: AIB

Up to 65MW turn-key AI colocation campus

BUILT-IN ADVANTAGES

- Clean, reliable, low-cost utility power supported by strong regional baseload generation
- Up to 65 MW utility capacity in advanced utility coordination
- Pre-zoned for industrial / data center use; permits in weeks, not months
- Outside flood zones; low seismic-risk region
- Carrier-neutral connectivity with multiple fiber providers


BIRDS EYE VIEW
PERSPECTIVE

65 MW	$0.07/kWh	150+ kW	1.3 PUE
Utility Load	Firm Electricity Cost	Max Rack Density	Annual Average

BlockchAIn | NYSE: AIB

EXECUTION INFRASTRUCTURE

NYSE: AIB

The Power of Execution

Three integrated capabilities that compress timelines, reduce risk, and deliver at scale.

9–10
MONTHS AVG.

Power Network

- Fast-path to deliverable MW via pre-screened sites
- Executed ESAs with utility counterparties
- High execution certainty from day one
- Redundant-feed, substation-ready design

9
MONTHS BASE-CASE

Modular Build

- 10 MW modular data halls — deploy in phases
- Pre-engineered structure; parallel civil work
- Equipment procurement locked before NTP
- 9–12 month delivery vs. 18+ months for traditional builds

8
KEY VENDORS SECURED

Supply Chain

- Long-lead electrical equipment secured early
- Transformer & generator LOIs at site selection
- Mitigate procurement risk & protect timelines
- Domestic vendor relationships at scale

BlockchAIn | NYSE: AIB

Source: BlockchAIn management; Uptime Institute; McKinsey Global Institute

14 3 Growth & Economics Platform economics, valuation, and investment thesis BlockchAIn | NYSE: AIB

G R O W T H T R A J E C T O R Y Long-Term Capacity Optionality C U R R E N T ~50 MW ~50 MW operating (SC) 2 0 2 6 - 2 0 2 7 T A R G E T S +305 MW Modular AI hosting additions across identified power markets +25 MW in development (MN) 2 0 2 8 — 2 0 3 0 +715 MW AI hosting across power markets, subject to permitting and return thresholds Portfolio evolves toward balanced, multi-tenant compute infrastructure BlockchAIn | NYSE: AIB

OPERATING FOOTPRINT | PPR

AIB · MARKET CAP PER OPERATING MEGAWATT

Valuation Gap

Sector median: $38M/MW | AIB today: <$1M/MW

COHORT · $M PER ENERGIZED OPERATING MW (ascending)

MEDIAN · $38M



BlockchAIn AIB
$1M
Hut 8 HUT
$17M
IREN IREN
$24M
Core Scientific CORZ
$36M
TeraWulf WULF
$38M
Cipher Mining CIFR
$42M
Applied Digital APLD
$45M
CoreWeave CRWV
$50M

METHODOLOGY: Operating MW = energized capacity per latest 10-Q/10-K/earnings release. Market caps × May 13, 2026 close. Contracted/planned MW excluded.

MW SOURCES — AIB: Q1 2026 earnings (May 15, 2026) · HUT: Q4 & FY2025 results (Feb 25, 2026) · IREN: Full Year FY2025 results · CORZ: FY2025 10-K (Dec 31, 2025) · WULF: Q4 2025 investor presentation (Feb 2026) · CIFR: Q3 2025 business update · APLD: FY2025 10-K (May 31, 2025) · CRWV: Q1 2026 results (May 7, 2026). Market caps × Yahoo Finance May 13, 2026 closing price.

BlockchAIn | NYSE: AIB

GROWTH STRATEGY

INVESTMENT THESIS

Capitalizing on the structural deficit in AI-ready data center capacity

Massive Demand Imbalance

Global data center investment has reached $443B annually. AI-related debt issuance exceeded $200B in 2025 with $250-300B projected for 2026 from hyperscalers alone.

Execution-Ready Portfolio

Multi-site portfolio by 2030: Development sites with power procurement progress, land control, and entitlement processes underway. Advancement is phased based on power access, permitting progress, and capital discipline.

Advanced Customer Pipeline

LOI executed for build-to-suit capacity with long-term contracted rates and annual escalators. Initial 10-year term contemplated, with extension options.

Source: Moody's, S&P, public REIT filings (Digital Realty, Equinix).

BlockchAIn | NYSE: AIB

18 4 BlockchAIn | NYSE: AIB Preliminary Capital Structure Illustrative Financials and Capital Deployment Strategy ~715 MW Pipeline Capacity ~$9.9B 5-Year CapEx 20x EBITDA Target Multiple

VALUE CREATION WATERFALL $9.9B CapEx → $21.7B Stabilized EV → $11.8B Value Created → GP/LP Split BlockchAIn | NYSE: AIB 2.2x EV Multiple on CapEx $9.9B → $21.7B $11.8B Total Value Created Stabilized EV less Total CapEx $4.8B Total GP Value (All 4 Fee Layers) Promote + Land + Dev + Operating $9.9B Total CapEx $21.7B Stabilized EV (20x) $11.8B Value Created $8.2B LP Share (70%) $3.5B GP Promote (30%) ◆9 Sites | 715 MW Pipeline ◆20x Stabilized EBITDA ◆8% LP Pref Hurdle ◆30% GP Carry Above Hurdle BlockchAIn | NYSE: AIB

FOUR-LAYER GP FEE STRUCTURE LAYER 1 Land Acquisition Fee $600K per MW acquired at site sourcing $429M 8.9% of total One-Time LAYER 2 Developer Fee 5% of construction cost during 9-12 month build $496M 10.3% of total One-Time LAYER 3 Recap Promote 30% of value created over 8% LP pref hurdle $3.5B 73.2% of total One-Time LAYER 4 Operating Fee 5% of ongoing operating revenue $367M 7.6% of total Recurring BlockchAIn | NYSE: AIB $9.9B CAPEX | 9 sites: 715 MW | GP-LP Waterfall ~$4.8B BlockchAIn | NYSE: AIB BlockchAIn | NYSE: AIB

B L O C K C H A I N 10 MW Site GP / LP Economics 10 MW Capacity $118.4M Total Project Cost 20x EBITDA Multiple FOR ILLUSTRATIVE PURPOSES ONLY

Project Parameters — 10 MW AI Data Center PROJECT SPECIFICATIONS Capacity 10 MW Construction Cost $10M / MW Total Project Cost $118.4M Revenue Rate $148 / kW / month Annual Revenue $17.8M Power Rate $0.0522 / kWh PUE ~1.3x (AI optimized) Contract Type NNN Build-to-Suit Lease Term 10 yr + 2×7 yr renewal EBITDA Margin ~50% Stabilized EBITDA $8.9M / yr TARGET CAPITAL STACK Senior Debt (55%) $65.1M Sub Debt or Pref Equity (20%) $23.7M GP / Common (25%) $29.6M Total Project Cost: $118.4M Total Project Cost ($118.4M) = $100M hard construction + $11M GP fees (land + dev) + $3M soft costs/contingency + $1.2M financing fees + $3.2M IDC. Sub debt and pref equity are alternatives; final tranche structure subject to lender and LP terms.

4-Layer GP Fee Structure — 10 MW Site 01 Land Acquisition Fee At Site Control $600K × MW acquired $6.0M One-time / triggered at site sourcing 02 Developer Fee During Construction (12–18 mo) 5% × Construction CapEx $5.0M One-time / recognized monthly during build 03 Recap Promote At Stabilization & Recapitalization 30% promoted carry on value created at stabilization $17.8M One-time / largest value driver 04 Operating Fee Ongoing (life of asset) 5% × Annual Operating Revenue $0.9M/yr Recurring / $8.9M over 10 years Promote calculation assumes 3-year period to stabilization (construction + lease-up). Promote shown gross of any LP return hurdle; actual promote structure subject to LP agreement terms. FOR ILLUSTRATIVE PURPOSES ONLY

Value Creation Waterfall — 10 MW Site $118.4M Debt + Investment Total Project Cost LP $41.4M $59.2M Value Generated $177.6M 20× EBITDA Stabilized Value GP $17.8M 30% GP + 70% LP Recap Promote VALUE CREATION SUMMARY Total Project Cost $118.4M Stabilized EBITDA $8.9M / yr Stabilized Value (20×) $177.6M Value Created $59.2M MOIC (Construction / Project) 1.78× / 1.50× Total Project Cost ($118.4M) includes hard construction ($100M), GP fees ($11M), soft costs ($3M), financing fees ($1.2M), and IDC ($3.2M). MOIC shown on both bases: 1.78× on hard construction ($177.6M ÷ $100M) and 1.50× on total project cost ($177.6M ÷ $118.4M). Promote shown as 30% of value created at stabilization, gross of any LP return hurdle (actual structure subject to LP agreement). FOR ILLUSTRATIVE PURPOSES ONLY

Economics Summary — 10 MW Site AIB earns across four layers — one-time development fees, a promoted carry at stabilization, and long-duration operating income. $6.0M Land Acquisition Fee One-time at site control $5.0M Developer Fee One-time during construction $17.8M Recap Promote One-time at stabilization $8.9M Operating Fee (10yr) 5% of rev / recurring TOTAL AIB GP VALUE — 10 MW SITE $37.7M One-time fees (Land + Dev + Promote) $28.8M Recurring (10-yr operating fee) $8.9M GP economics as % of Project Cost 32% Gross MOIC on asset 1.50× Confidential. Illustrative figures based on model assumptions. Total Project Cost ($118.4M) includes hard construction ($100M), GP fees ($11M), soft costs ($3M), financing fees ($1.2M), and IDC ($3.2M). Promote shown as 30% of value created at stabilization, gross of any LP return hurdle (actual structure subject to LP agreement). No GP fund has been established. Legal structure to be finalized with counsel.

26 6 Financial Statements Q1 2026 for Period ending March 31, 2026 BlockchAIn | NYSE: AIB

FIRST QUARTER 2026 • INVESTOR UPDATE

Q1 2026 | Three months ended March 31, 2026

Q1 2026 Results at a Glance

REVENUE **$4.9M** *+9% YoY ($4.5M in Q1 2025)*	GROSS MARGIN **12%** *vs. 27% in Q1 2025 (energy cost headwind)*	ADJUSTED EBITDA **$(0.2)M** *vs. $0.8M in Q1 2025*	OPERATING CASH FLOW **$1.3M** *+$0.9M YoY (vs. $0.4M)*
NET (LOSS) / INCOME **$(0.3)M** *vs. net income of $0.5M | EPS $(0.01)*	CASH ON HAND **$1.3M** *vs. $15K at Dec 31, 2025*	TOTAL ASSETS **$36.3M** *+110% vs. $17.3M at year-end 2025*	STOCKHOLDERS' EQUITY **$27.2M** *vs. $7.9M at year-end 2025*

OPERATIONAL HIGHLIGHTS

BILLABLE ENERGY VOLUME **77 GWh** *+7% YoY (72 GWh in Q1 2025)*	OPERATING CAPACITY **40 MW** *200 MW under contract*	CUSTOMER MIX **2 customers** *Diversified from 1-anchor (Blue Ridge) in Q1'25*

Source: BlockchAIn Digital Infrastructure, Inc. — Form 10-Q filed May 14, 2026 (quarter ended March 31, 2026).

NYSE American: AIB

F I N A N C I A L D E T A I L • C O N D E N S E D B A L A N C E S H E E T Summary Balance Sheet Q1 2026 | Three months ended March 31, 2026 Mar 31, 2026 (unaudited) vs. Dec 31, 2025 (audited) (US$ thousands) Mar 31, 2026 Dec 31, 2025 Δ $ Δ % ASSETS Cash $1,252 $15 +$1,237 n/m Other current assets $2,429 $3,454 ($1,025) -30% Total current assets $3,681 $3,470 +$211 +6% Property and equipment, net $8,623 $8,865 ($242) -3% Intangibles & goodwill $23,829 $4,851 +$18,978 +391% Other non-current assets $125 $82 +$43 +52% Total assets $36,257 $17,268 +$18,990 +110% LIABILITIES & EQUITY Total current liabilities $8,691 $8,728 ($37) — Long-term liabilities $389 $680 ($292) -43% Total liabilities $9,080 $9,408 ($329) -3% Total stockholders' equity $27,177 $7,859 +$19,318 +246% Total liabilities & stockholders' equity $36,257 $17,268 +$18,990 +110% W H A T M O V E D T H E B A L A N C E S H E E T Reverse merger added intangibles $19.0M of identifiable intangibles recognized at the close of the SGN business combination (March 16, 2026); previously none on the balance sheet. Equity recapitalized Common stock & APIC of $27.5M created upon recapitalization of One Blockchain members' equity and issuance to SGN holders and the Maxim advisory pool. Cash position rebuilt Cash rose from $15K to $1.3M, reflecting $0.3M acquired in the reverse merger and $1.3M generated by operating activities in Q1. Operating obligations stable Total liabilities decreased modestly to $9.1M; current obligations were essentially flat period-over-period. Source: BlockchAIn Digital Infrastructure, Inc. — Form 10-Q filed May 14, 2026 (quarter ended March 31, 2026). NYSE American: AIB

FINANCIAL DETAIL • CONDENSED STATEMENTS OF OPERATIONS

Three months ended Mar 31, 2026 vs. Mar 31, 2025

Summary P&L

Revenue grew 9% on customer-mix diversification, but gross margin compressed to 12% (vs. 27%) as per-kWh energy procurement costs rose from ~$0.046 to ~$0.056 while average billing remained at ~$0.064/kWh. The quarter also absorbed $1.2M of business-combination transaction costs (substantially offset by $1.3M reimbursement).

(US$ thousands, except %, EPS, shares)	Q1 2026	Q1 2025	Δ $	Δ %
Revenue	**$4,913**	**$4,500**	**+$414**	**+9%**
Cost of revenues	($4,343)	($3,273)	+$1,070	+33%
Gross profit	**$570**	**$1,226**	**-$657**	**-54%**
Gross margin	12%	27%	-15 pp	
Depreciation & amortization	($250)	($163)	+$87	+53%
Selling, general & administrative	($597)	($637)	-$40	-6%
Total operating costs	**($5,191)**	**($4,073)**	**+$1,117**	**+27%**
Operating (loss) / income	**($277)**	**$426**	**-$704**	**n/m**
Other income, net	$4	$62	-$58	-93%
Net (loss) / income	**($273)**	**$489**	**-$762**	**n/m**
Basic & diluted EPS (US$)	$(0.01)	$0.01		
Weighted avg shares (basic & diluted)	37,646,133	37,646,133	—	—

OPERATIONAL DRIVERS

What's behind the P&L

PER-kWh ECONOMICS

	Q1 2026	Q1 2025
Avg. billing rate	$0.064	$0.063
Avg. energy cost	$0.056	$0.046
Implied spread	**$0.008**	**$0.017**

Spread compressed -53% YoY as energy procurement cost rose ~22% while average billing held ~flat.

77 GWh billed to customers, +7% vs. 72 GWh in Q1 2025.

UTILITY TRUE-UP

Q1'26 recorded a $263K expense vs. a $292K credit in PY

Source: BlockchAIn Digital Infrastructure, Inc. — Form 10-Q filed May 14, 2026 (quarter ended March 31, 2026).

NYSE American: AIB

F I N A N C I A L D E T A I L • N O N - G A A P M E A S U R E Adjusted EBITDA Q1 2026 | Three months ended March 31, 2026 Three months ended Mar 31, 2026 vs. Mar 31, 2025 B R I D G E : Q 1 2 0 2 5 → Q 1 2 0 2 6 A D J U S T E D E B I T D A ( U S $ t h o u s a n d s ) 0 $806K Q1 2025 Adjusted EBITDA +$414K Revenue growth -$1,070K Energy cost pressure (COGS) -$302K Higher public-co SG&A Q1 2026 Adjusted EBITDA R E C O N C I L I A T I O N T O N E T ( L O S S ) / I N C O M E (US$ thousands) Q1 2026 Q1 2025 Δ $ Note Net (loss) / income ($273) $489 -$762 GAAP starting point + Depreciation & amortization $250 $163 +$87 Non-cash; useful-life-based ± Transaction costs, net of reimbursement ($125) $216 -$341 Q1'26: $1,205 costs offset by $1,330 reimb. – Other (income) / expense ($4) $5 -$9 Below-the-line items – (Gain) on asset sales $— ($68) +$68 Non-recurring Adjusted EBITDA (non-GAAP) ($153) $806 -$958 -119% YoY Source: BlockchAIn Digital Infrastructure, Inc. — Form 10-Q filed May 14, 2026 (quarter ended March 31, 2026). NYSE American: AIB -$153K

M A N A G E M E N T C O M M E N T A R Y • O U T L O O K Strategic Highlights & Forward Focus Q1 2026 | Three months ended March 31, 2026 A F O U N D A T I O N A L Q U A R T E R Q1 2026 marked our debut as a public company and the close of a multi-year strategic repositioning — from a single-tenant hosting operator into a diversified digital-infrastructure platform aligned to the AI and HPC compute cycle. Public-Company Milestone Completed business combination - commenced trading on NYSE American as "AIB" on March 17. Customer Diversification Restructured tenancy following the Antbox acquisition: revenue is no longer dependent on a single anchor Pivot to HPC / AI Workloads We expect HPC's longer-term contract profile to deliver more stable, predictable revenue and reduce exposure to bitcoin price volatility over time. Margin recovery via energy-cost management | HPC conversion and AI build-out | Remediation of identified material weaknesses post-combination Source: BlockchAIn Digital Infrastructure, Inc. — Form 10-Q filed May 14, 2026 (quarter ended March 31, 2026). NYSE American: AIB Capacity Pipeline & Power Runway ~200 MW of additional documented power pipeline Multi-year capacity runway aligned to HPC and AI demand.

BlockchAIn Company BlockchAIn Digital Infrastructure Inc. Investor Relations Chris Tyson Executive Vice President MZ Group - MZ North America 949-491-8235 AIB@mzgroup.us oneblockchain.ai/investors NYSE: AIB